Exhibit 10.5
                                       Subsequent Receivables Purchase Agreement




                            SUBSEQUENT CPS ASSIGNMENT

         For value received, in accordance with the Subsequent Purchase Agreement dated as of September 11, 1997, as heretofore amended, supplemented or otherwise modified (the " Subsequent CPS Purchase Agreement"), among the undersigned, as Seller, and CPS Receivables Corp. (the "Purchaser"), the undersigned does hereby transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations in the Subsequent CPS Purchase Agreement and the Sale and Servicing Agreement) all right, title and interest of the Seller in and to: (i) the Subsequent CPS Receivables listed in the related Schedule of Subsequent CPS Receivables and, with respect to Subsequent CPS Receivables which are Rule of 78's Receivables, all monies due or to become due thereon after the related Subsequent Cutoff Date (including
Scheduled Payments due after the related Subsequent Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the related Subsequent Cutoff Date) and, with respect to Subsequent CPS Receivables which are Simple Interest Receivables, all monies received thereunder after the related Subsequent Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Subsequent CPS Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Subsequent CPS Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Subsequent CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Subsequent CPS Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Subsequent CPS Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Subsequent Transferred CPS Property" and together with any Subsequent Transferred Samco Property, the "Subsequent Transferred Property").

         The foregoing assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Subsequent CPS Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of each of the undersigned contained in the Subsequent CPS Purchase Agreement and is to be governed by the Subsequent CPS Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Subsequent CPS Purchase Agreement.

         This Assignment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed as of September 11, 1997.

                                       CONSUMER PORTFOLIO SERVICES, INC.


                                       By:
                                          Name:
                                          Title:

                        SUBSEQUENT CPS PURCHASE AGREEMENT


         THIS SUBSEQUENT PURCHASE AGREEMENT (the "Subsequent CPS Agreement") is made and entered into as of September 11, 1997, by and between CONSUMER
PORTFOLIO SERVICES, INC., a California corporation (the "Seller"), and CPS RECEIVABLES CORP., a California corporation (together with its successors and assigns, the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Purchaser, as purchaser, has agreed to purchase from the Seller, as seller, and the Seller, pursuant to the CPS Purchase Agreement (the "CPS Purchase Agreement") dated as of August 1, 1997, between the Purchaser and the Seller, is transferring to the Purchaser the Subsequent CPS Receivables listed on the Schedule of Subsequent CPS Receivables annexed hereto as Exhibit A (the "Subsequent CPS Receivables") and Subsequent Transferred CPS Property.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, the Purchaser and the Seller, intending to be legally bound, hereby agree as follows:

                                   Definitions

         SECTION 1. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the CPS Purchase Agreement.

         SECTION 2. Conveyance of Subsequent Receivables. For value received, in accordance with the CPS Purchase Agreement, the Seller does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse (but without limitation of its obligations under the CPS Purchase Agreement), all right, title and interest of the Seller in and to: (i) the Subsequent CPS Receivables listed in the related Schedule of Subsequent CPS Receivables and, with respect to Subsequent CPS Receivables that are Rule of 78's Receivables, all monies due or to become due thereon after the related Subsequent Cutoff Date (including Scheduled Payments due after the related Subsequent Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the related Subsequent Cutoff Date) and, with respect to Subsequent CPS Receivables that are Simple Interest Receivables, all monies received thereunder after the related Subsequent Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Subsequent CPS Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Subsequent CPS Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Subsequent CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Subsequent CPS Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Subsequent CPS Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Subsequent Transferred CPS Property" and together with any Subsequent Transferred Samco Property, the "Subsequent Transferred Property").

         SECTION 3. Consideration for Subsequent Transferred CPS Property. In consideration for the Subsequent CPS Receivables and other Subsequent Transferred CPS Property, subject to the terms and conditions hereof, the purchase price for the Subsequent CPS Receivables, in the amount of $26,721,062.97, shall be paid by the Purchaser on the Subsequent Closing Date as follows: (i) $25,773,094.55 in cash shall be paid to the Seller and (ii)
$947,968.42 which shall be deemed paid and returned to the Purchaser as a contribution to capital.

         SECTION 4. Representations and Warranties of the Seller. This Agreement is made pursuant to and upon the representations, warranties, covenants and agreements on the part of the Seller contained in the CPS Purchase Agreement and is to be governed by the CPS Purchase Agreement. All of such representations, warranties, covenants and agreements are hereby incorporated herein and are in full force and effect as though specifically set forth herein.

         SECTION 5. Representations and Warranties of the Purchaser. This Agreement is made pursuant to and upon the representations, warranties, covenants and agreements on the part of the Purchaser contained in the CPS Purchase Agreement and is to be governed by the CPS Purchase Agreement. All of such representations, warranties, covenants and agreements are hereby incorporated herein and are in full force and effect as though specifically set forth herein.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed this 11th day of September, but effective as of the date and year first written above.


                                       CONSUMER PORTFOLIO SERVICES, INC.,
                                         as Seller



                                        By:
                                           Name:
                                           Title:



                                       CPS RECEIVABLES CORP.,
                                         as Purchaser



                                       By:
                                          Name:
                                          Title:

                 EXHIBIT A TO SUBSEQUENT CPS PURCHASE AGREEMENT

                            SUBSEQUENT CPS ASSIGNMENT

         For value received, in accordance with the Subsequent Purchase Agreement dated as of September 11, 1997, as heretofore amended, supplemented or otherwise modified (the "Subsequent CPS Purchase Agreement"), among the undersigned, as Seller, and CPS Receivables Corp. (the "Purchaser"), the undersigned does hereby transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations in the Subsequent CPS Purchase Agreement and the Sale and Servicing Agreement) all right, title and interest of the Seller in and to: (i) the Subsequent CPS Receivables listed in the related Schedule of Subsequent CPS Receivables and, with respect to Subsequent CPS Receivables which are Rule of 78's Receivables, all monies due or to become due thereon after the related Subsequent Cutoff Date (including
Scheduled Payments due after the related Subsequent Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the related Subsequent Cutoff Date) and, with respect to Subsequent CPS Receivables which are Simple Interest Receivables, all monies received thereunder after the related Subsequent Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Subsequent CPS Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent CPS Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Subsequent CPS Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Subsequent CPS Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the Subsequent CPS Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each Subsequent CPS Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Subsequent Transferred CPS Property" and together with any Subsequent Transferred Samco Property, the "Subsequent Transferred Property").

         The foregoing assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Subsequent CPS Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of each of the undersigned contained in the Subsequent CPS Purchase Agreement and is to be governed by the Subsequent CPS Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Subsequent CPS Purchase Agreement.

         This Assignment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed as of September 11, 1997.

                                       CONSUMER PORTFOLIO SERVICES, INC.


                                       By:
                                          Name:
                                          Title: